United States
                    Securities and Exchange Commission
                          Washington, DC  20549


                                FORM 8-K/A
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): April 14, 2010


                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in its Charter)


                                  MISSOURI
       (State or Other Jurisdiction of Incorporation or Organization)


         0-24033                             43-1805201
 (Commission File Number)       (I. R. S. Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


  Registrant's telephone number, including area code:  (816) 765-2200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

This current report on Form 8-K/A amends the Current Report on Form 8-K filed by NASB Financial, Inc. ("the Company") with the Securities and Exchange Commission ("SEC") on April 20, 2010 (the "Original Filing") and incorporated herein by this reference. At the time of the Original Filing, the Company had not yet obtained a letter from KPMG LLP ("KPMG") to the SEC responding to the Original Filing. KPMG provided their letter to the Company on April 26, 2010. The Company is now filing this Current Report on Form 8-K/A to include KPMG's response as
Exhibit 16.1


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

    16.1  Letter from KPMG to SEC dated April 26, 2010


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

April 28, 2010                       By:    /s/ Rhonda Nyhus
                                            Rhonda Nyhus
                                            Vice President and
                                              Treasurer



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